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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 number 33-56626) pertaining to the Marsh Supermarkets, Inc. 401(k) Plan of our report, dated June 12, 1996, with respect to the financial statements and schedules of the Marsh Supermarkets, Inc. 401 (k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1995.



                                                Ernst & Young LLP
                                                Indianapolis, Indiana
                                                June 26, 1996